SOUND SHORE FUND INC.
(the “Fund”)

SUPPLEMENT DATED APRIL 1, 2016
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”), EACH DATED MAY 1, 2015

This Supplement to the Prospectus and SAI dated April 1, 2016, for the Fund updates the Prospectus and SAI dated May 1, 2015 to include revised information as described below.

Appointment of a New Fund Accountant and Administrator

Effective on February 8, 2016, Atlantic Fund Administration, LLC was appointed as Administrator and Fund Accountant to the Fund. All references in the Prospectus and SAI to the “Accountant” and the “Administrator” shall refer thereafter to Atlantic Fund Administration, LLC.

Appointment of a New Transfer Agent and Distribution Paying Agent

Effective on April 4, 2016, Atlantic Shareholder Services, LLC will be appointed and thereafter serve as Transfer Agent and Distribution Paying Agent to the Fund. All references in the Prospectus and SAI to the “Transfer Agent” and “Distribution Paying Agent” shall refer to Atlantic Shareholder Services, LLC. In addition, all references to the address of the Transfer Agent shall be replaced with “PO Box 588, Portland, ME 04112”.

Appointment of a New Custodian

Effective on April 4, 2016, MUFG Union Bank, N.A. (“Union Bank”) will be appointed and thereafter serve as Custodian to the Fund. All references in the Prospectus and SAI to the “Custodian” shall refer to Union Bank. All references to the address of the Custodian shall be replaced with 350 California Street, 6th Floor, San Francisco, California 94104.

Appointment of a New Independent Registered Public Accounting Firm

BBD, LLP (“BBD”) has been appointed to serve as the independent registered public accounting firm for the Fund. All references in the Prospectus and SAI to the “Independent Registered Public Accounting Firm” shall be replaced with BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103.

Prospectus

Effective as of April 4, 2016, the section entitled “Your Account – How to Contact the Fund” on page 18 of the Prospectus is deleted in its entirety and replaced with the following:

Telephone the Fund at: (800) 551-1980 (toll free)
Website Address: www.soundshorefund.com
Wire investments (or ACH payments): Please contact the transfer agent at (800) 551-1980 (toll free) to obtain the ABA routing number and account number for the Fund.
Overnight Address: Sound Shore Fund, Inc., c/o Atlantic Fund Services, Three Canal Plaza, Ground Floor, Portland, Maine 04101.

Statement of Additional Information

Effective as of April 4, 2016, the address of each of the Independent Directors shall be Three Canal Plaza, Suite 600, Portland, Maine 04101.

The sections entitled “Administrator”, “Fund Accountant” and “Transfer Agent” beginning on page 12 of the SAI are deleted in their entirety and replaced with the following:

Administrator, Fund Accountant and Transfer Agent Services. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”), located at Three Canal Plaza, Portland, Maine 04101, and its subsidiaries provide administration and fund accounting services to the Fund. Pursuant to separate agreements with Citi Fund Services Ohio, Inc. (“Citi”) and SunGard Investor Services LLC (“SunGard”), Citi provided certain fund accounting and administration services to the Fund, and SunGard provided transfer agency services to the Fund.

Atlantic Shareholder Services, LLC (“Atlantic TA”), with principal offices at Three Canal Plaza, Portland, Maine 04101, provides transfer agency services to the Fund. Atlantic and Atlantic TA are subsidiaries of Forum Holdings Corp I. John Y. Keffer is the Chairman of Atlantic and is also the founder and owner of Forum Holdings Corp. I, the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement (the “Services Agreement”), the Fund pays Atlantic and Atlantic TA fees for administration, fund accounting and transfer agency services. The Fund also pays Atlantic TA certain surcharges and shareholder account fees. The Fund also pays Atlantic TA a fee from the Fund’s Investor Share class, subject to the terms of a Sub-Transfer Agency Facilitation Agreement.  The fees are accrued daily by the Fund and paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. The Services Agreement is terminable with or without cause and without penalty by the Fund or by the Administrator on 120 days' written notice to the other party if without cause, and 60 days’ written notice if with cause. Under the Services Agreement, Atlantic is not liable to the Fund or the Fund's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to $0.01, and in addition, limits the amount of any loss for which Atlantic would be liable.

As Administrator, Atlantic administers the Fund’s operations except those that are the responsibility of any other service provider hired by the Fund, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to: (1) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Fund counsel and/or independent auditor oversight; (2) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (3) providing the Fund with adequate general office space and facilities; (4) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (5) with the cooperation of the Adviser, the officers of the Fund and other relevant parties, preparing and disseminating materials for meetings of the Board.

Atlantic Shareholder Services, LLC (the “Atlantic TA”) serves as transfer agent and distribution paying agent for the Funds. Atlantic is registered as a transfer agent with the SEC. Atlantic TA maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund Accountant, Atlantic provides fund accounting services to the Funds. These services include calculating the NAV of each Fund class.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE